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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2002

Variagenics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-31035	04-3182077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No,)

60 Hampshire St.
Cambridge, MA, 02139-1548
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 588-5300

Item 5. Other Events.

        On May 16, 2002, the Registrant issued a press release announcing that it has initiated a restructuring plan intended to conserve cash and focus resources on the Registrant's oncology molecular diagnostic development programs. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)
The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press release of Registrant dated May 16, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAGENICS, INC. (Registrant)
Date: June 27, 2002	By:	/s/ JOSEPH S. (JAY) MOHR Joseph S. (Jay) Mohr President and Chief Business Officer

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SIGNATURES